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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS


                                    FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 8, 2001
                                                 ------------------------------

                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                   0--24425                  54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


 501 Fifth Street, Bristol, Tennessee                                 37620
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (423) 989-8000
                                                   -----------------------------


                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS.

            Effective August 8, 2001, King Pharmaceuticals, Inc., a Tennessee corporation ("King") acquired three branded pharmaceutical products and obtained a license to a fourth product from Bristol-Myers Squibb Company a Delaware corporation ("Bristol-Myers Squibb").

            The products acquired include Bristol-Myers Squibb's rights in the United States to Corzide(R), Delestrogen(R), and Florinef(R). King also acquired a fully paid license to market Corgard(R) in the United States. Total consideration paid by King for the four branded pharmaceutical products equals $285 million. The acquisition was financed with a combination of borrowings under our senior secured credit facility and cash on hand.

            A press release relating to these events was issued on August 9, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements on Businesses Acquired.

                  The financial statements required to be filed pursuant to Item 7(a)(1) are not included with this report. In accordance with
                  Item 7(a)(4), the Registrant will file such statements no later than October 22, 2001.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required to be filed pursuant to Item 7(b) is not included with this report. In accordance with Item 7(b)(2), the Registrant will file such financial information on later than October 22, 2001.

         (c)      Exhibits.

                  The following exhibits are filed pursuant to Item 601 of Regulation S-K:


    Exhibit
    Number                      Description
    ------                      -----------

     99.1      Press Release of King Pharmaceuticals, Inc. dated August 9, 2001
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      KING PHARMACEUTICALS, INC.


Date: August 9, 2001

                                      By: /s/ John M. Gregory
                                          ------------------------------------
                                          John M. Gregory
                                          Chairman of the Board and
                                          Chief Executive Officer